UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 26, 2005

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

                 DELAWARE                             000-25887                         36-3681151
       (State or other jurisdiction           (Commission file number)               (I.R.S. employer
            of incorporation)                                                      identification no.)

            TEN NORTH DEARBORN                                                            60602
            CHICAGO, ILLINOIS                                                           (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

        [  ]    Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

        [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

        [  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b).   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                ---------------------------------------------------------
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
                --------------------------------------------

         On February 26, 2005, William R. Langley, one of the directors of PrivateBancorp, Inc. (the "Company") notified the Company's Board of Directors that he has chosen not to stand for reelection to the Company's board of directors when his term expires on April 28, 2005, the date of the Company's 2005 Annual Stockholders Meeting.

         Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement of Mr. Langley's retirement, which is incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

          (c)  Exhibits

               Press Release dated February 28, 2005.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.


Date:  February 28, 2005               By: /s/ Ralph B. Mandell
                                           -------------------------------------
                                           Ralph B. Mandell
                                           Chairman of the Board and Chief
                                             Executive Officer

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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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99.1    Press Release dated February 28, 2005

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